Registration No. 33-
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549
                  _____________________________

                            FORM S-8

                      REGISTRATION STATEMENT
                              UNDER
                    THE SECURITIES ACT OF 1933

                     Union Carbide Corporation
     (Exact name of registrant as specified in its charter)


          New York                                 13-1421730
(State or other jurisdiction of                  (IRS Employer
 incorporation or organization)               Identification No.)

          39 Old Ridgebury Road, Danbury, CT  06817-0001
             (Address of principal executive offices)

    The Savings and Investment Program for Employees of Union
    Carbide Corporation and Participating Subsidiary Companies
                    (Full title of the plan)

                     Joseph E. Geoghan, Esq.
           Vice President, General Counsel and Secretary
                     Union Carbide Corporation
                      39 Old Ridgebury Road,
                      Danbury, CT  06817-0001
               (Name and address of agent for service)

                          (203) 794-2000
  (Telephone number, including area code, of agent for service)

                  CALCULATION OF REGISTRATION FEE

                                           Proposed
Title of                      Proposed     maximum       Amount
securities                    maximum      aggregate     of regis-
to be           Amount to be  offering     offering      tration
registered (1)  registered    price per    price (2)     fee
                              share (2)
_________________________________________________________________
Common          6,000,000     $30.125      $180,750,000  $62,322.60
Stock           shares
$1.00
par value

(1)     In addition, pursuant to Rule 416(c) under the Securities
Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices reported in the consolidated reporting system on April 21, 1995.
_________________________________________________________________





          INCORPORATION OF DOCUMENTS BY REFERENCE TO PRIOR
                       REGISTRATION STATEMENT

     This Registration Statement is filed for the purpose of registering 6,000,000 additional shares of Common Stock, par value $1.00 per share, of Union Carbide Corporation (the "Company") for use in connection with The Savings and Investment Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies (the "Plan"). A Registration Statement on Form S-8 (No. 38714) (the "Prior Registration Statement") relating to this Plan is effective. Accordingly, in accordance with General Instruction E to Form S-8, the Company incorporates by reference herein the contents of the Prior Registration Statement. Effective January 1, 1995, The Savings Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies has been renamed The Savings and Investment Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies.




ITEM 8.  EXHIBITS.



Exhibit
Number                    Description

   5        Opinion of Kelley Drye & Warren, Counsel to the
            Company, as to the legality of the shares of Common
            Stock covered by this Registration Statement

23.1        Consent of KPMG Peat Marwick LLP, Independent
            Auditors

23.2        Consent of Price Waterhouse LLP, Independent
            Accountants

23.3 Consent of Counsel (included in opinion filed as Exhibit 5)

24 Powers of Attorney of Directors and Certain Officers of the Company (included on the signature pages hereof)





























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                           SIGNATURES

     The Plan. Pursuant to the requirements of the Securities Act of 1933, The Savings and Investment Program for Employees of Union Carbide Corporation and Participating Subsidiary Companies has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on the 28th day of April, 1995.

                           The Savings and Investment Program for
                           Employees of Union Carbide Corporation
                           and Participating Subsidiary Companies



                           By  J.W. THOMPSON
                             J.W. Thompson
                             Director - Corporation Benefit Plans

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the undersigned members of the Committee of The Savings and Investment Program for Employees of Union Carbide Corporation and Participating
Subsidiary Companies.

Signature                                               Date



M.A. KESSINGER
M. A. Kessinger                                    April 28, 1995



T.D. JONES
T.D. Jones                                         April 28, 1995



J.W. THOMPSON
J.W. Thompson                                      April 28, 1995



S.W. DRAKE
S.W. Drake                                         April 28, 1995








                               3




       Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Danbury, State of Connecticut on this 28th day of April, 1995.

                               UNION CARBIDE CORPORATION



                               By: JOHN K. WULFF
                                   John K. Wulff
                                   Vice President, Controller and
                                   Principal Accounting Officer



                       POWER OF ATTORNEY

       We, the undersigned officers and directors of Union Carbide Corporation, hereby severally constitute and appoint Robert D. Kennedy, John K. Wulff and Gilbert E. Playford, and each of them singly, our true and lawful attorney, with full power to them, to sign for us in our names in the capacities indicated below, this Registration Statement and any and all post-effective amendments to this Registration Statement, and generally to do all things in our name and on our behalf in such capacities to enable Union Carbide Corporation to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

    Signature                  Title                    Date



ROBERT D. KENNEDY        Director, Chairman
Robert D. Kennedy        of the Board and Chief    April 28, 1995
                         Executive Officer
                         (Principal Executive
                         Officer)



                               4





GILBERT E. PLAYFORD       Vice-President
Gilbert E. Playford       (Principal Financial     April 28, 1995
                          Officer)



JOHN K. WULFF             Vice-President,
John K. Wulff             Controller and           April 28, 1995
                          Principal Accounting
                          Officer



JOHN J. CREEDON           Director
John J. Creedon                                    April 28, 1995



C. FRED FETTEROLF         Director
C. Fred Fetterolf                                  April 28, 1995



JOSEPH E. GEOGHAN         Director
Joseph E. Geoghan                                  April 28, 1995



RAINER E. GUT             Director
Rainer E. Gut                                      April 28, 1995



JAMES M. HESTER           Director
James M. Hester                                    April 28, 1995



VERNON E. JORDAN, Jr.     Director
Vernon E. Jordan, Jr.                              April 28, 1995



WILLIAM H. JOYCE          Director
William H. Joyce                                   April 28, 1995



RONALD L. KUEHN, Jr.      Director
Ronald L. Kuehn, Jr.                               April 28, 1995

                              5





ROZANNE L. RIDGWAY        Director
Rozanne L. Ridgway                                 April 28, 1995




WILLIAM S. SNEATH         Director
William S. Sneath                                  April 28, 1995











































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                           EXHIBIT INDEX



                                                      Sequential
Exhibit                                               Page
Number                      Description               Number

  5     Opinion of Kelley Drye & Warren, Counsel
        to the Company, as to the legality of the
        shares of Common Stock covered by this
        Registration Statement                           8

23.1    Consent of KPMG Peat Marwick LLP,
        Independent Auditors                            10

23.2    Consent of Price Waterhouse LLP,
        Independent Accountants                         11

23.3    Consent of Counsel (included in opinion
        filed as Exhibit 5)                              -

 24     Powers of Attorney of Directors and Certain
        Officers of the Company (included on the
        signature pages hereof)                          -



























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